UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 1, 2024

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2024, Bel Fuse Inc. (“Bel” or the “Company”) confirmed consistent with prior announcements that Dennis Ackerman, President of the Company’s Bel Power Solutions and Protection segment and the Company’s Vice President of Operations, will retire from the Company effective July 31, 2024.  Steve Dawson, who most recently served as Vice President of Marketing and Business Development for Bel’s Power segment and who as previously announced has been appointed to succeed Mr. Ackerman as President of Bel’s Power Solutions and Protection segment, commenced in his new role effective July 1, 2024. During the remainder of the transition period preceding his final retirement date at the end of July 2024, Mr. Ackerman has agreed to assist in transitioning his former role and duties to Mr. Dawson.

Item 7.01. Regulation FD Disclosure.

On July 1, 2024, the Company issued a press release confirming Mr. Ackerman’s retirement from the Company and the commencement of Mr. Dawson’s tenure as President of Bel’s Power Solutions and Protection segment, as described in Item 5.02 of this Current Report on Form 8-K.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Bel Fuse Inc., dated July 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2024	BEL FUSE INC.
(Registrant)

By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company, dated July 1 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).